FRE P-2

SUPPLEMENT DATED DECEMBER 27, 2005

TO THE PROSPECTUSES OF

FRANKLIN REAL ESTATE FUND (the Fund)

A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

DATED MAY 1, 2005

The Fund’s prospectuses are amended by replacing the section describing the Fund’s portfolio management team under “MANAGEMENT” with the following:

The team responsible for the Fund’s management is:

Alex W. Peters, CFA

VICE PRESIDENT OF ADVISERS

Mr. Peters has been a manager of the Fund since 2003, and has been with Franklin Templeton Investments since 1992. He has primary responsibility for the investments of the Fund. Mr. Peters has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.

Alyssa Johnson

RESEARCH ANALYST OF ADVISERS

Ms. Johnson has been a manager of the Fund since October 2005, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. Prior to joining Franklin Templeton Investments in 2002, she was employed at David L. Babson & Co. in Portfolio Administration.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts that they manage and their ownership of Fund shares.

Please keep this supplement for future reference.